UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2015

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

AGL Capital Credit Agreement Amendment

On October 30, 2015, AGL Resources Inc., a Georgia corporation (“AGL Resources”), and its wholly-owned subsidiary, AGL Capital Corporation, a Nevada corporation (“AGL Capital”), entered into a Second Amendment and Extension Agreement (the “AGL Capital Credit Agreement Amendment”) with respect to the Amended and Restated Credit Agreement, dated as of November 10, 2011 (as amended, the “AGL Capital Credit Agreement”), by and among AGL Resources, as guarantor, AGL Capital, as borrower, the lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent.

The AGL Capital Credit Agreement Amendment amends the AGL Capital Credit Agreement to, among other things, (i) extend the maturity date of the AGL Capital Credit Agreement to November 9, 2018, (ii) reduce the sub-facility for letters of credit to $100 million, (iii) provide for the limited consent by the lenders party to the AGL Capital Credit Agreement Amendment to the proposed merger (the “Southern Company-AGL Merger”) of AGL Resources with a wholly-owned subsidiary of The Southern Company, a Delaware corporation (“Southern”), and (iv) modify the event of default triggered by a change of control to provide for the Southern Company-AGL Merger, in each case subject to the terms and conditions of the AGL Capital Credit Agreement Amendment.

The foregoing description is a summary of the material terms of the AGL Capital Credit Agreement Amendment and the amendments and modifications to the AGL Capital Credit Agreement made pursuant thereto and is qualified in its entirety by reference to the AGL Capital Credit Agreement Amendment, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Certain of the lenders under the AGL Capital Credit Agreement and their affiliates have provided and may continue to provide investment banking, commercial banking, financial services or other services to AGL Resources and its affiliates.  For these services, AGL Resources or its affiliates paid, and in the future may pay, these lenders and their affiliates customary fees and commissions.

Nicor Gas Credit Agreement Amendment

On October 30, 2015, Northern Illinois Gas Company, an Illinois corporation (“Nicor Gas”) and a wholly-owned subsidiary of AGL Resources, entered into a Second Amendment and Extension Agreement (the “Nicor Gas Credit Agreement Amendment”) with respect to the Credit Agreement, dated as of December 15, 2011 (as amended, the “Nicor Gas Credit Agreement”), by and among Nicor Gas, the lenders party thereto, and SunTrust Bank, as administrative agent.

The Nicor Gas Credit Agreement Amendment amends the Nicor Gas Credit Agreement to, among other things, (i) extend the maturity date of the Nicor Gas Credit Agreement to December 14, 2018, (ii) provide for the limited consent by the lenders party to the Nicor Gas Credit Agreement Amendment to the proposed Southern Company-AGL Merger, and (iii) modify the event of default triggered by a change of control to provide for the Southern Company-AGL Merger, in each case subject to the terms and conditions of the Nicor Gas Credit Agreement Amendment.

The foregoing description is a summary of the material terms of the Nicor Gas Credit Agreement Amendment and the amendments and modifications to the Nicor Gas Credit Agreement made pursuant thereto and is qualified in its entirety by reference to the Nicor Gas Credit Agreement Amendment, which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Certain of the lenders under the Nicor Gas Credit Agreement and their affiliates have provided and may continue to provide investment banking, commercial banking, financial services, or other services to AGL Resources and its affiliates.  For these services, AGL Resources or its affiliates paid, and in the future may pay, these lenders and their affiliates customary fees and commissions.

Bank Rate Mode Covenants Agreement Amendment

On October 30, 2015, Pivotal Utility Holdings, Inc., a New Jersey corporation (“PUHI”) and a wholly-owned subsidiary of AGL Resources, and AGL Resources entered into a First Amendment to Bank Rate Mode Covenants Agreement (the “Bank Rate Mode Covenants Agreement Amendment”) with respect to the Bank Rate Mode Covenants Agreement, dated as of February 26, 2013 (the “Bank Rate Mode Covenants Agreement”), with the purchasers party thereto, and SunTrust Bank, as administrative agent.

The Bank Rate Mode Covenants Agreement Amendment amends the Bank Rate Mode Covenants Agreement to, among other things, (i) provide for the limited consent by the purchasers party to the Bank Rate Mode Covenants Agreement Amendment to the proposed Southern Company-AGL Merger, and (ii) modify the event of default triggered by a change of control to provide for the Southern-AGL Merger, in each case subject to the terms and conditions of the Bank Rate Mode Covenants Agreement Amendment.

The foregoing description is a summary of the material terms of the Bank Rate Mode Covenants Agreement Amendment and the amendments and modifications to the Bank Rate Mode Covenants Agreement made pursuant thereto and is qualified in its entirety by reference to the Bank Rate Mode Covenants Agreement Amendment, which is filed herewith as Exhibit 10.3 and incorporated herein by reference.

Certain parties to the Bank Rate Mode Covenants Agreement and their affiliates have provided and may continue to provide investment banking, commercial banking, financial services, or other services to AGL Resources and its affiliates.  For these services, AGL Resources or its affiliates paid, and in the future may pay, these lenders and their affiliates customary fees and commissions.

Item 9.01      Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description

10.1
Second Amendment and Extension Agreement, dated as of October 30, 2015, by and among AGL Resources, as guarantor, AGL Capital, as borrower, the lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent.

10.2	Second Amendment and Extension Agreement, dated as of October 30, 2015, by and among Nicor Gas, the lenders party thereto, and SunTrust Bank, as administrative agent.
10.3
First Amendment to Bank Rate Mode Covenants Agreement, dated as of October 30, 2015, by and among Pivotal Utility Holdings, Inc., the purchasers party thereto, and SunTrust Bank, as administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)

Date: November 5, 2015	/s/ Elizabeth W. Reese
Elizabeth W. Reese Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1
Second Amendment and Extension Agreement, dated as of October 30, 2015, by and among AGL Resources, as guarantor, AGL Capital, as borrower, the lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent.

10.2	Second Amendment and Extension Agreement, dated as of October 30, 2015, by and among Nicor Gas, the lenders party thereto, and SunTrust Bank, as administrative agent.
10.3
First Amendment to Bank Rate Mode Covenants Agreement, dated as of October 30, 2015, by and among Pivotal Utility Holdings, Inc., the purchasers party thereto, and SunTrust Bank, as administrative agent.

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